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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


        Date of Report (Date of earliest event reported): June 8, 2000


                                 AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                    0-28218                         77-0319159
------------------     ------------------------            --------------------
 (State of             (Commission File Number)               (IRS Employer
incorporation)                                              Identification No.)



    3380 Central Expressway, Santa Clara, California                95051
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       (Address of principal executive offices)                   (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

     At the annual meeting of stockholders of Affymetrix, Inc. (the "Company"), a Delaware corporation, held in Santa Clara, California on June 8, 2000, the stockholders of the Company approved an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company from seventy-five million (75,000,000) shares to two hundred million (200,000,000) shares. The Company filed a Restated Certificate of Incorporation with the Delaware Secretary of State on June 12, 2000. A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

The following exhibit is filed herewith:

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

3.1                        Restated Certificate of Incorporation of Registrant


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AFFYMETRIX, INC.



                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary




Date: June 12, 2000


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
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3.1           Restated Certificate of Incorporation of Registrant